                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This Third Amendment to Loan and Security Agreement (the "Third Amendment") is made as of this 10th day of December, 1999 by and between

                  BankBoston Retail Finance Inc. (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "LENDERS", who are party to the Agreement (defined below)

                  and

                  Drug Emporium, Inc. (hereinafter, the "BORROWER"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 5, 1999 and a Second Amendment to Loan and Security Agreement dated September 10, 1999 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, and the Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendment to Article 1. The definition of "Base Margin Rate" set forth in Article 1 of the Agreement is hereby amended to read as follows:

                  "BASE MARGIN RATE": Base plus one-quarter percent (.25%).

         3. Amendment to Article 1. The definition of "Commitment" set forth in Article 1 of the Agreement is hereby amended to read as follows:

                  "COMMITMENT":     Subject to Section 2-21, as follows:



LENDER                   DOLLAR COMMITMENT      COMMITMENT
                                                PERCENTAGE
------                   -----------------      ----------
BankBoston Retail        $39,500,000.00            35.90%
Finance Inc.

National City            $26,000,000.00            23.64%
Commercial Finance,
Inc.

LaSalle Business         $25,000,000.00            22.73%
Credit, Inc.

American National Bank   $19,500,000.00            17.73%
and Trust Company of
Chicago


         4. Amendment to Article 1. The definition of "Loan Ceiling" set forth in Article 1 of the Agreement is hereby amended to read as follows:

                  "LOAN CEILING": $110,000,000.00.

         5. Amendment to Article 1. The LIBOR MARGIN PRICING GRID set forth under the definition of "Libor Margin" in Article 1 of the Agreement is hereby amended to read as follows:

                            LIBOR MARGIN PRICING GRID
-------------------------------------------------------------------------------------------
TIER       FIXED CHARGE RATIO               TRAILING/ROLLING 12 MONTH         MARGIN (BASIS
                                            AVERAGE EXCESS AVAILABILITY       POINTS)
----       -------------------------        ---------------------------       -------------
I          Equal or Greater than 1.7        Equal or Greater than             150
                                            $20,000,000.00

II         Equal or Greater than 1.7        Less than $20,000,000.00          175

III        1.26 to 1.69                     N/A                               175

IV         1.25 or less                     N/A                               200
-------------------------------------------------------------------------------------------


         6. Waiver of Compliance with Sections 4-18, 4-19, 4-20 and 4-23. The Lenders waive compliance by the Borrower with the terms of Sections 4-18, 4-19, 4-20 and 4-23 of the Agreement in connection with the investments in and/or loans to be made to E-Commerce up to a maximum aggregate amount of $17,500,00.00. No further amounts shall be advanced to E-COMMERCE directly or indirectly, including by way of any additional trade support. The Borrower shall be required to pledge its stock or other investments in E-Commerce and all notes or other indebtedness payable by E-Commerce to the Agent and the Lenders. Provided that no Event of Default is then occurring, the Agent shall release such pledge at such time that E-COMMERCE procures initial financing.

         7. Amendment Fee. The Borrower shall pay to the Agent an amendment fee as set forth in a separate fee letter between the Agent and the Borrower.

         8. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.

         9. Conditions to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the
                  Lenders:

                  (1) This Third Amendment shall have been duly executed and delivered by the respective parties hereto.

                  (2) No Suspension Event shall have occurred and be continuing.

                  (3) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

                  The Agent shall promptly notify the Borrowers when such conditions are satisfied.

         10.      Miscellaneous.

                           (a) This Third Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This Third Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

                           (e) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Third Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Third Amendment.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                    DRUG EMPORIUM, INC.
                                                        ("Borrower")

                                    By: /s/ Terry L. Moore
                                       ---------------------------------
                                    Name: Terry L. Moore
                                         -------------------------------
                                    Title: Chief Financial Officer
                                          ------------------------------

                                    BANKBOSTON RETAIL FINANCE INC.
                                                             ("Agent")


                                    By: /s/ James R. Dore
                                       ---------------------------------
                                    Name: James R. Dore
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------


                                  The "LENDERS"

                                    BANKBOSTON RETAIL FINANCE INC.

                                    By:  /s/ James R. Dore
                                       ---------------------------------
                                    Print Name: James R. Dore
                                               -------------------------
                                    Title: Vice President
                                          ------------------------------

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By: /s/ Robert G. Dracon, Jr.
                                       ---------------------------------
                                    Print Name: Robert G. Dracon, Jr.
                                               -------------------------
                                    Title: Vice President
                                          ------------------------------


                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO

                                    By: /s/ M. Martha Gaskin
                                       --------------------------------
                                    Print Name: M. Martha Gaskin
                                               ------------------------
                                    Title: Vice President
                                          -----------------------------

                                    LASALLE BUSINESS CREDIT, INC.

                                    By: /s/ Ellen T. Cook
                                       --------------------------------
                                    Print Name: Ellen T. Cook
                                               ------------------------
                                    Title: Vice President
                                          -----------------------------